EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Operating and Financial Data
For the Three Months Ended
March 31, 2008

Important Disclosures About this Report
Important Note Regarding Non-GAAP Financial Measures
This supplemental operating and financial data includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operations. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental disclosure report.
Forward-Looking Statements
This supplemental operating and financial data contains certain forward-looking statements relating to W. P. Carey & Co. LLC. As used in this supplemental disclosure report, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan” or similar expressions. Do not unduly rely on forward-looking statements. They give our expectations about the future and are not guarantees, and speak only as of the date they are made. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievement to be materially different from the results of operations or plan expressed or implied by such forward-looking statements. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
For the Three Months Ended March 31, 2008

W. P. CAREY & CO. LLC
Company Overview
March 31, 2008

Key Company Contacts		Executive Offices
Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Gordon F. Dugan	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Acting Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
	2008	2007	2007	2007
Stock Data
High Price	$34.62	$36.86	$33.14	$35.50
Low Price	$25.79	$31.02	$27.67	$29.71
Closing Price	$29.97	$33.20	$31.50	$31.45

Distributions declared per share – annualized (a)	$1.93	$1.91	$1.89	$1.87

Shares outstanding at quarter end	39,536,581	39,216,493	38,583,229	39,129,982

Market value of outstanding shares at quarter end (in thousands)	$1,184,911	$1,301,988	$1,215,372	$1,230,638

(a)	Fourth quarter 2007 excludes a special distribution of $0.27 per share that was paid in January 2008 to shareholders of record as of December 31, 2007. The special distribution was approved by our Board of Directors in connection with our corporate restructuring.

W. P. CAREY & CO. LLC
Financial Highlights (Unaudited)
(in thousands, except per share amounts)

These financial highlights include non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operations. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three months ended March 31,
	2008	2007
EBITDA
Investment management	$14,745	$11,573
Real estate ownership	20,634	17,437

Total	$35,379	$29,010

FFO
Investment management	$5,461	$3,849
Real estate ownership	16,069	14,718

Total	$21,530	$18,567

EBITDA Per Share (Diluted)
Investment management	$0.37	$0.29
Real estate ownership	0.51	0.44

Total	$0.88	$0.73

FFO Per Share (Diluted)
Investment management	$0.14	$0.10
Real estate ownership	0.40	0.37

Total	$0.54	$0.47

Adjusted Cash Flow From Operating Activities
Adjusted cash flow	$38,655	$37,389

Adjusted cash flow per share (diluted)	$0.96	$0.94

Distributions declared per share	$0.482	$0.462

Payout ratio (distributions per share/adjusted cash flow per share)	50%	49%

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended March 31,
	2008	2007
Investment Management
Net income	$6,931	$4,389
Adjustments:
Provision for income taxes	6,784	6,138
Depreciation and amortization	1,030	1,046

EBITDA – investment management	$14,745	$11,573

EBITDA per share (diluted)	$0.37	$0.29

Real Estate Ownership
Net income	$10,170	$6,411
Adjustments:
Interest expense	5,043	4,613
Provision for income taxes	360	241
Depreciation and amortization	5,061	5,689
Reconciling items attributable to discontinued operations	—	483

EBITDA – real estate ownership	$20,634	$17,437

EBITDA per share (diluted)	$0.51	$0.44

Total Company
EBITDA	$35,379	$29,010

EBITDA per share (diluted)	$0.88	$0.73

Diluted weighted average shares outstanding	40,202,798	39,851,353

Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, EBITDA should not be considered an alternative for net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended March 31,
	2008	2007
Investment Management
Net income	$6,931	$4,389
Amortization, deferred taxes and other non-cash charges	(2,554)	(2,715)
FFO from equity investments	1,084	2,175

FFO — investment management	$5,461	$3,849

FFO per share (diluted)	$0.14	$0.10

Real Estate Ownership
Net income	$10,170	$6,411
Depreciation, amortization and other non-cash charges	3,561	5,462
Straight-line and other rent adjustments	669	833
FFO from equity investments	1,841	2,215
Minority investees’ share of FFO	(172)	(203)

FFO – real estate ownership	$16,069	$14,718

FFO per share (diluted)	$0.40	$0.37

Total Company
FFO	$21,530	$18,567

FFO per share (diluted)	$0.54	$0.47

Diluted weighted average shares outstanding	40,202,798	39,851,353

Non-GAAP Financial Disclosure
Funds from operations (FFO) is a non-GAAP financial measure that is commonly used in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity. It should be used in conjunction with GAAP net income. FFO disclosed by other REITs may not be comparable to our FFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate FFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long term sustainability and not on such non-cash items which may cause short-term fluctuations in net income but that have no impact on cash flows.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended March 31,
	2008	2007
Cash flow from operating activities – as reported	$10,759	$(279)
Adjustments:
CPA®:16 - Global performance adjustment, net (a)	(12,291)	5,611
Settlement payment (b)	21,012	—
CPA®:12/14 Merger – payment of taxes (c)	—	20,708
Distributions received from equity investments in real estate in excess of equity income (d)	1,825	(374)
Changes in working capital (c)	17,350	11,723

Adjusted cash flow from operating activities	$38,655	$37,389

Adjusted cash flow per share (diluted)	$0.96	$0.94

Distributions declared per share	$0.482	$0.462

Payout ratio (distributions per share/adjusted cash flow per share)	50%	49%

Diluted weighted average shares outstanding	40,202,798	39,851,353

Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities is a non-GAAP financial measure that represents cash flow from operating activities on a GAAP basis adjusted for certain timing differences and deferrals as described below. We believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations and is used in evaluating distributions to shareholders. Adjusted cash flow from operating activities should not be considered as an alternative for cash flow from operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

(a)	Amounts (paid)/deferred in lieu of CPA®:16 – Global achieving its performance criterion, net of a 45% tax provision. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of CPA®:16 – Global achieving its performance criterion, rather than recognizing the entire deferred amount in the quarter in which the performance criterion was met as this revenue was actually earned over a three year period.

(b)	In March 2008, we entered into a settlement with the SEC with respect to all matters relating to their investigation. As a result, we paid $29,979 in the first quarter of 2008, and recognized an offsetting $8,967 tax benefit in the same period.

(c)	Timing differences arising from the payment of certain liabilities in a period other than that in which the expense is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operations to record such amounts in the period in which the liability was actually incurred. We believe this is a fairer measure of determining our cash flow from core operations.

(d)	We take a substantial portion of our asset management revenue in shares of the CPA® REIT funds. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

W. P. CAREY & CO. LLC
Revenue Diversification Analysis (GAAP Modified) (Unaudited)
(in thousands)

	Three months ended March 31,
	2008	2007
Revenue from Investment Management
Asset management revenue	$20,126	$15,034
Structuring revenue	3,416	4,583
Other interest income	533	527

Total investment management revenue	$24,075	$20,144

Percentage of total adjusted revenue	52%	47%

Revenue from Real Estate Ownership
Lease revenue – continuing operations	$19,202	$18,587
Revenue from discontinued operations	52	1,460
Other real estate income	3,122	3,002
Other interest income	228	71

Total real estate revenue	$22,604	$23,120

Percentage of total adjusted revenue	48%	53%

Reconciliation of Total Revenue
Total revenue – as reported	$57,372	$44,681
Less: Reimbursed costs from affiliates (a)	(11,506)	(3,475)
Add: Other interest income	761	598
Add: Revenue from discontinued operations	52	1,460

Total Adjusted Revenue	$46,679	$43,264

(a)	Total adjusted revenue excludes reimbursements of costs received from affiliated CPA® REITs as they have no impact on net income. Includes wholesaling revenue earned in connection with CPA®: 17 – Global’s initial public offering and is primarily offset by underwriting costs incurred in connection with the offering.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (GAAP Modified) (Unaudited)
(in thousands)

	Three months ended March 31,
	2008		2007
	Revenue	%	Revenue	%
Revenue Type
Rents (a)	$19,482		$20,118
Management revenue (b)	20,659		15,561

Rents and Management Revenue	40,141	86%	35,679	82%

Structuring revenue (c)	3,416		4,583
Other real estate income	3,122		3,002

Structuring Revenue & Other Income	6,538	14%	7,585	18%

Total Adjusted Revenue	$46,679	100%	$43,264	100%

(a)	Rents = lease revenue (continuing operations) + revenue from discontinued operations + other interest income from real estate ownership.

(b)	Management revenue includes asset management revenue and interest income earned from CPA® REITs under management.

(c)	Structuring revenue includes structuring fees and deferred structuring fees.

W. P. CAREY & CO. LLC
Portfolio Debt Summary (Pro rata basis) (Unaudited)
March 31, 2008

				Outstanding
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Balance

Self-Storage Credit Facility (a)	Variable	5.37%	Dec-2008	$35,517,559
Billipp Portfolio	Variable	6.17%	Dec-2008	5,000,005
Orbital Sciences Corporation	Fixed	7.38%	Jun-2009	12,437,421
US Airways Group, Inc. (75%)	Fixed	7.23%	Aug-2009	15,490,929
The Retail Distribution Group, Inc. (40%)	Fixed	8.51%	Sep-2009	2,214,819
Bell South Corporation	Fixed	8.11%	Jan-2010	3,259,057
Hibbett Sports	Fixed	7.50%	Apr-2010	4,621,825
Daimler Trucks North America LLC	Fixed	7.96%	Jun-2010	5,821,115
Federal Express Corporation (40%)	Fixed	7.50%	Jan-2011	16,484,895
AutoZone, Inc. – Series A	Fixed	6.85%	Jan-2011	1,332,075
Childtime Childcare, Inc. (34%)	Fixed	7.50%	Jan-2011	2,261,831
Information Resources, Inc. (33%)	Fixed	7.60%	Jan-2011	7,587,764
Pioneer Credit Recovery, Inc.	Fixed	7.34%	Jan-2011	5,537,318
AutoZone, Inc. – Series B	Fixed	6.85%	Feb-2011	2,088,040
Career Education Corporation	Fixed	7.58%	Jun-2011	6,894,458
24 Hour Fitness USA, Inc.	Fixed	7.50%	Aug-2011	2,945,829
Sprint Spectrum, LP	Fixed	7.64%	Aug-2011	8,187,047
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,467,776
AutoZone, Inc. – Series C	Fixed	6.85%	Aug-2012	899,726
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,571,720
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,549,160
Anthony’s Manufacturing Company	Fixed	5.11%	Nov-2012	8,844,909
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	10,265,581
AutoZone, Inc. – Series D	Fixed	6.85%	Aug-2013	2,349,581
Carrefour France, S.A. (46%) (b)	Variable	5.55%	Dec-2014	63,439,657
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	9,414,735
Bouygues Telecom, S.A. (Tours) (95%) (b)	Variable	3.86%	Oct-2015	9,061,509
Dr. Pepper Bottling Co. of Texas	Fixed	5.13%	Nov-2015	32,345,666
CheckFree Holdings, Inc. (50%)	Fixed	6.18%	Jun-2016	15,000,000
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (b) (c)	Variable	5.01%	Oct-2016	16,862,517
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	7,085,262
Western Union Financial Services, Inc.	Fixed	5.50%	Jan-2017	6,000,000
Hellweg Die Profi-Baumärkte GmbH & Co KG (5%) (b)	Fixed	5.49%	Jan-2017	16,863,655
SICOR, Inc. (50%)	Fixed	6.20%	Jul-2017	17,675,000

W. P. CAREY & CO. LLC
Portfolio Debt Summary (Pro rata basis) (Unaudited)
March 31, 2008

				Outstanding
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Balance

Medica France, S.A. (46%) (b)	Fixed	5.63%	Oct-2017	$21,971,577
OBI Wroclaw	Variable	4.23%	Mar-2018	10,393,240
Hologic, Inc. (36%)	Fixed	6.40%	May-2023	5,763,021

Total Non-Recourse Debt		5.95% (b)		$404,506,279

Unsecured Credit Facility	Variable	3.69%	Jun-2011	$78,800,000

Total Debt		5.58% (b)		$483,306,279

Fixed rate debt				$264,231,792

Variable rate debt				$219,074,487

(a)	Facility includes an option to extend for three consecutive one-year periods. LIBOR capped at 4.75% through December 2008.

(b)	Debt balance calculated using an exchange rate of 1.5800 USD/EUR as of March 31, 2008.

(c)	Reflects weighted average interest rate for the applicable debt.

W. P. CAREY & CO. LLC
2008 Investments Update (Unaudited)
As of March 31, 2008

	Tenant/Lease	Property	Purchase Price			Gross Square
Portfolio(s)	Guarantor	Location(s)	(000s)	Closing Date	Property Type	Footage

Investment Management Activity
CPA®:16 - Global	Briggs Nursery, LLC	Elma, WA	$6,545	Feb-08	Industrial	77,775
CPA®:16 - Global	Best Brands	Colton, CA; Dallas, TX; Bonner Springs, KS; Eagan, MN	50,760	Mar-08	Industrial	795,379

Total Investment Management Acquisitions			57,305			873,154

Total Acquisitions			$57,305			873,154

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Rent (GAAP Modified) (Unaudited)
March 31, 2008

			Percentage of
Top Ten Tenants/Lease Guarantors	Annualized Rent (Pro Rata)	Percentage of Total Annualized Rent (Pro Rata)	Total Adjusted Revenue (a)
Carrefour France, S.A. – France	$10,508,984	10%	6%
Bouygues Telecom, S.A. – France	5,217,667	5%	3%
Dr. Pepper Bottling Co. of Texas	4,746,519	5%	3%
Daimler Trucks North America LLC	4,634,253	5%	2%
Medica France S.A. – France	3,442,456	3%	2%
Federal Express Corporation	3,046,177	3%	2%
Orbital Sciences Corporation	3,022,947	3%	2%
US Airways Group, Inc.	2,837,889	3%	2%
Titan Corporation	2,706,799	3%	1%
Schuler A.G. – Germany	2,575,716	3%	1%

	$42,739,407

(a)	Total Adjusted Revenue = Total revenue as reported, less reimbursed costs from affiliates, plus other interest income, plus revenue from discontinued operations.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type (Unaudited)
March 31, 2008

Property Type	Square Footage(a)	Percent
Industrial	8,654,935	50%
Warehouse/Distribution	5,105,685	29%
Office	2,029,908	12%
Retail	1,125,347	6%
Other Properties (c)	363,271	2%
Hospitality	158,000	1%

Total (d)	17,437,146	100%

Property Type	Annualized Rent(b)	Percent
Industrial	$36,716,371	36%
Office	29,257,787	28%
Warehouse/Distribution	22,771,800	22%
Other Properties (c)	6,822,331	7%
Retail	6,176,809	6%
Hospitality	1,200,000	1%

Total (d)	$102,945,098	100%

(a)	Square footage for jointly owned properties shown on a pro rata basis.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; unoccupied land.

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of March 31, 2008.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry (Unaudited)
March 31, 2008

	Annualized	Percentage of
Industry Type (a)	Rent(b)	Annualized Rent
Retail Stores	$17,440,742	17%
Business and Commercial Services	11,100,285	11%
Telecommunications	10,989,755	11%
Healthcare, Education and Childcare	9,484,261	9%
Electronics	6,871,361	7%
Automobile	5,283,706	5%
Beverages, Food, and Tobacco	5,141,050	5%
Aerospace and Defense	4,894,813	5%
Forest Products and Paper	4,418,376	4%
Consumer Non-durable Goods	3,619,604	3%
Machinery	3,346,217	3%
Transportation – Cargo	3,083,377	3%
Transportation – Personal	2,995,089	3%
Consumer and Durable Goods	2,175,819	2%
Media: Printing and Publishing	1,940,625	2%
Mining, Metals, and Primary Metal Industries	1,859,659	2%
Chemicals, Plastics, Rubber, and Glass	1,749,997	2%
Hotels and Gaming	1,209,000	1%
Federal, State and Local Government	1,170,000	1%
Construction and Building	1,139,591	1%
Textiles, Leather, and Apparel	978,153	1%
Leisure, Amusement, Entertainment	876,485	1%
Other (c)	1,177,133	1%

Total (d)	$102,945,098	100%

(a)	Based on the Moody’s Classification System and information provided by the tenant.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Reflects properties with tenants in the grocery and banking industries.

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of March 31, 2008.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography (Unaudited)
March 31, 2008

Region	Square Footage (a)	Percent
South	5,015,925	29%
Midwest	4,556,704	26%
East	3,499,563	20%
West	2,321,016	13%
Europe	2,043,938	12%

Total (c)	17,437,146	100%

Region	Annualized Rent (b)	Percent
South	$29,228,640	28%
West	21,120,242	21%
Midwest	17,892,761	17%
East	11,833,173	12%
Europe	22,870,282	22%

Total (c)	$102,945,098	100%

(a)	Square footage for jointly owned properties shown on a pro rata basis.

(b)	Rents reflect current annualized rents on a pro rata basis.

(c)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of March 31, 2008.

W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis (Unaudited)
March 31, 2008

		Percentage of
Year of Lease	Annualized	Total Annualized
Expiration(a)	Rents	Rent
2008 (b)	3,610,495	3%
2009	11,101,108	11%
2010	18,265,180	18%
2011	18,479,887	18%
2012	8,135,746	8%
2013	7,327,295	7%
2014	9,282,105	9%
2015	3,499,141	3%
2016	1,674,363	2%
2017	2,403,225	2%
2018	3,853,779	4%
2019	4,448,150	4%
2020	4,634,253	4%
2021	—	0%
2022	1,581,496	2%
2023	—	0%
2024	—	0%
2025	1,125,459	1%
2026	947,700	1%
2027	2,575,716	3%

Total (c)	$102,945,098	100%

Weighted Average Years to Maturity: 6.04

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in current year’s revenue stream.

(c)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of March 31, 2008.

W. P. CAREY & CO. LLC
Consolidated Balance Sheets (Unaudited)
(in thousands, except share amounts)

	March 31, 2008	December 31, 2007
		(NOTE)

Assets
Real estate, net	$514,070	$513,405
Net investment in direct financing leases	89,056	89,463
Equity investments in real estate and CPA® REITs	257,289	242,677
Operating real estate, net	74,243	73,189
Cash and cash equivalents	17,625	12,137
Due from affiliates	48,496	88,329
Intangible assets and goodwill, net	98,022	99,873
Other assets, net	27,287	34,211

Total assets	$1,126,088	$1,153,284

Liabilities and Members’ Equity
Liabilities:
Non-recourse debt	$264,258	$254,051
Unsecured credit facility	78,800	62,700
Accounts payable, accrued expenses and other liabilities	37,142	59,076
Income taxes, net	64,580	65,152
Distributions payable	19,032	29,222
Settlement provision	—	29,979

Total liabilities	463,812	500,180

Minority interest in consolidated entities	18,618	18,833

Commitments and contingencies
Members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,536,581 and 39,216,493 shares issued and outstanding, respectively	756,931	748,584
Distributions in excess of accumulated earnings	(119,341)	(117,051)
Accumulated other comprehensive income	6,068	2,738

Total members’ equity	643,658	634,271

Total liabilities and members’ equity	$1,126,088	$1,153,284

Note: The consolidated balance sheet at December 31, 2007 has been derived from the audited consolidated financial statements at that date.

W. P. CAREY & CO. LLC
Consolidated Statements of Income (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended March 31,
	2008	2007
Revenues
Asset management revenue	$20,126	$15,034
Structuring revenue	3,416	4,583
Wholesaling revenue	1,140	—
Reimbursed costs from affiliates	10,366	3,475
Lease revenues	19,202	18,587
Other real estate income	3,122	3,002

	57,372	44,681

Operating Expenses
General and administrative	(15,413)	(12,168)
Reimbursable costs	(10,366)	(3,475)
Depreciation and amortization	(6,091)	(6,735)
Property expenses	(2,378)	(1,118)
Other real estate expenses	(2,069)	(2,524)

	(36,317)	(26,020)

Other Income and Expenses
Other interest income	761	598
Income from equity investments in real estate and CPA® REITs	4,711	2,438
Minority interest in income	(89)	(277)
Gain on sale of securities, foreign currency transactions and other, net	2,811	186
Interest expense	(5,043)	(4,613)

	3,151	(1,668)

Income from continuing operations before income taxes	24,206	16,993
Provision for income taxes	(7,144)	(6,379)

Income from continuing operations	17,062	10,614

Discontinued Operations
Income from operations of discontinued properties	39	240
Minority interest in income	—	(54)

Income from discontinued operations	39	186

Net Income	$17,101	$10,800

Basic Earnings Per Share
Income from continuing operations	$0.44	$0.28
Income from discontinued operations	—	—

Net income	$0.44	$0.28

Diluted Earnings Per Share
Income from continuing operations	$0.43	$0.27
Income from discontinued operations	—	—

Net income	$0.43	$0.27

Weighted Average Shares Outstanding
Basic	38,876,136	37,930,777

Diluted	40,202,798	39,851,353

Distributions Declared Per Share	$0.482	$0.462

W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three months ended March 31,
	2008	2007
Cash Flows – Operating Activities
Net income	$17,101	$10,800
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation and amortization including intangible assets and deferred financing costs	6,588	7,308
Income from equity investments in real estate and CPA ® REITs in excess of distributions received	(1,321)	(32)
Minority interest in income	89	331
Straight-line rent adjustments	631	850
Management income received in shares of affiliates	(10,063)	(8,467)
Unrealized gain on foreign currency transactions, warrants and securities	(1,488)	(160)
Realized gain on foreign currency transactions	(1,323)	(26)
Stock-based compensation expense	2,106	923
Decrease in deferred acquisition revenue received	46,695	13,882
Increase in structuring revenue receivable	(1,672)	(158)
Decrease in income taxes, net	(608)	(17,786)
Decrease in settlement provision	(29,979)	—
Net changes in other operating assets and liabilities	(15,997)	(7,744)

Net cash provided by (used in) operating activities	10,759	(279)

Cash Flows – Investing Activities
Distributions received from equity investments in real estate and CPA ® REITs in excess of equity income	1,826	1,093
Capital contributions to equity investments	(513)	—
Purchases of real estate and equity investments in real estate	(184)	(27,710)
Capital expenditures	(2,648)	(3,881)
VAT refunded on purchase of real estate	3,189	—
Funds released from escrow in connection with the sale of property	636	465
Payment of deferred acquisition revenue to affiliate	—	(536)

Net cash provided by (used in) investing activities	2,306	(30,569)

Cash Flows – Financing Activities
Distributions paid	(29,581)	(17,484)
Contributions from minority interests	558	206
Distributions to minority interests	(965)	(577)
Scheduled payments of mortgage principal	(2,295)	(2,618)
Proceeds from mortgages and credit facilities	81,937	54,059
Prepayments of mortgage principal and credit facilities	(55,763)	(13,000)
Repayment of loan from affiliates	(7,569)	—
Payment of financing costs	(369)	(69)
Proceeds from issuance of shares	10,910	1,000
Excess tax benefits associated with stock-based compensation awards	466	487
Repurchase and retirement of shares	(5,134)	—

Net cash (used in) provided by financing activities	(7,805)	22,004

Change in Cash and Cash Equivalents During the Period
Effect of exchange rate changes on cash	228	36

Net increase (decrease) in cash and cash equivalents	5,488	(8,808)
Cash and cash equivalents, beginning of period	12,137	22,108

Cash and cash equivalents, end of period	$17,625	$13,300

W. P. CAREY & CO. LLC
Detailed Property Summary (Unaudited)
March 31, 2008

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Carrefour France, SAS (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	101,255	$905,531	0.88%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	152,374	1,362,700	1.32%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	126,933	1,103,494	1.07%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	2,599	22,591	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	4,349	37,807	0.04%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	134,945	968,620	0.94%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	2,554	18,333	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	596	4,281	0.00%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	174,272	1,400,044	1.36%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	60,296	484,400	0.47%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	7,524	60,447	0.06%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	2,899	23,290	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	107,965	696,683	0.68%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	68,481	441,898	0.43%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Ploufragan, France	Warehouse/Distribution	Retail Stores	Europe	122,599	844,559	0.82%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Cholet, France	Warehouse/Distribution	Retail Stores	Europe	99,268	725,276	0.70%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, S.A. (a)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	177,797	1,409,030	1.37%	INSEE (2)	Nov-2012	Nov-2012

Carrefour France, SAS Total						1,346,706	10,508,984	10.21%

Bouygues Telecom, S.A.(a)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	80,729	3,180,667	3.09%	INSEE (2)	Feb-2013	Feb-2013
Bouygues Telecom, S.A.(a)	95%	Tours, France	Office	Telecommunications	Europe	102,237	2,037,000	1.98%	INSEE (2)	Sep-2009	Sep-2009

Bouygues Telecom, S.A. Total						182,966	5,217,667	5.07%

Dr Pepper/Seven Up Bottling Group	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,879,237	2.80%	CPI	Jun-2014	Jun-2014
Dr Pepper/Seven Up Bottling Group	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,867,282	1.81%	CPI	Jun-2014	Jun-2014

Dr Pepper/Seven Up Bottling Group Total						721,947	4,746,519	4.61%

Daimler Trucks North America LLC	100%	Detroit, MI	Industrial	Automobile	Midwest	2,730,750	4,634,253	4.50%	PPI	Jun-2020	Jun-2030

Semacs S.A. (a)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,668	464,804	0.45%	INSEE (2)	Jun-2010	Jun-2010
Semacs S.A. (a)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,593	508,380	0.49%	INSEE (2)	Jun-2010	Jun-2010
Semacs S.A. (a)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,847	430,670	0.42%	INSEE (2)	Jun-2010	Jun-2010
Semacs S.A. (a)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,771	653,631	0.63%	INSEE (2)	Jun-2010	Jun-2010
Semacs S.A. (a)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,815	615,139	0.60%	INSEE (2)	Jun-2010	Jun-2010
Semacs S.A. (a)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,622	769,832	0.75%	INSEE (2)	Jun-2010	Jun-2010

Semacs S.A. Total						154,316	3,442,456	3.34%

Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	694,185	0.67%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	694,185	0.67%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	694,185	0.67%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation - Cargo	South	39,038	694,185	0.67%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation - Cargo	South	12,080	68,400	0.07%	Fixed	Apr-2012	Apr-2017
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation - Cargo	South	30,212	201,037	0.20%	Fixed	May-2012	May-2017

Federal Express Corporation Total						198,444	3,046,177	2.96%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	335,307	3,022,947	2.94%	CPI	Sep-2009	Sep-2029

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation - Personal	West	167,913	2,837,889	2.76%	CPI	Apr-2014	Nov-2029

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	2,706,799	2.63%	CPI	Jul-2012	Jul-2017

Schuler AG (a)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,380	2,575,716	2.50%	CPI	Oct-2027	Oct-2047

CheckFree Holdings, Inc.	50%	Norcross, GA	Office	Business and Commercial Services	South	50,063	945,443	0.92%	CPI	Dec-2015	Dec-2030
CheckFree Holdings, Inc.	50%	Norcross, GA	Office	Business and Commercial Services	South	34,150	800,384	0.78%	Other	Dec-2015	Dec-2030
CheckFree Holdings, Inc.	50%	Norcross, GA	Office	Business and Commercial Services	South	26,125	606,943	0.59%	Other	Dec-2015	Dec-2030
CheckFree Holdings, Inc.	50%	Norcross, GA	Land	Business and Commercial Services	South	1	62,368	0.06%	Other	Dec-2015	Dec-2030

CheckFree Holdings, Inc. Total						110,339	2,415,138	2.35%

AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Stores	South	5,400	32,158	0.03%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Stores	South	5,401	35,345	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,000	34,867	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,400	47,772	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,400	54,379	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Stores	South	5,400	43,262	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Stores	South	5,400	39,854	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Stores	South	5,400	34,138	0.03%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Stores	South	5,400	49,503	0.05%	None	Aug-2013	Dec-2038

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	6,600	21,567	0.02%	Fixed	Mar-2009	Mar-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,401	23,124	0.02%	Fixed	Apr-2009	Apr-2019
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Stores	South	6,480	40,121	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Stores	Midwest	5,400	44,151	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	5,400	48,957	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	6,660	48,718	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Stores	East	5,400	52,149	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Stores	East	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Stores	East	6,660	30,807	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Stores	East	6,408	24,069	0.02%	Fixed	Oct-2010	Oct-2025
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Stores	East	5,400	19,451	0.02%	Fixed	Oct-2010	Aug-2019
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Stores	West	5,400	54,642	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Stores	West	5,400	41,479	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Stores	East	5,400	50,079	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Stores	South	6,480	20,602	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Stores	South	6,660	23,008	0.02%	Fixed	May-2009	May-2024
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Stores	South	4,800	37,585	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	6,600	51,679	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Stores	South	5,400	53,488	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	55,795	0.05%	None	Aug-2013	Dec-2038

AutoZone, Inc. Total						302,230	2,216,594	2.15%

Bell South Entertainment, Inc.	100%	Ft. Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	611,472	0.59%	Fixed	Jun-2009	Jun-2019
BellSouth Telecommunications, Inc.	100%	Lafayette, LA	Office	Telecommunications	South	66,846	1,351,150	1.31%	Fixed	Dec-2009	Dec-2039

BellSouth Corporation Total						147,296	1,962,622	1.91%

Quebecor Printing USA	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,940,625	1.89%	CPI	Dec-2009	Dec-2034

Lucent Technologies, Inc.	100%	Charlotte, NC	Industrial	Electronics	East	568,670	1,918,333	1.86%	Fixed	Mar-2010	Mar-2016

Career Education Corporation	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	1,892,831	1.84%	Fixed	May-2011	May-2019

Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	30,797	683,141	0.66%	CPI	Oct-2013	Oct-2023
Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	1,179,801	1.15%	CPI	Oct-2013	Oct-2015

Information Resources, Inc. Total						83,992	1,862,942	1.81%

Pharmaco International, Inc.	100%	Austin, TX	Industrial	Business and Commercial Services	South	65,160	639,282	0.62%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Warehouse/Distribution	Business and Commercial Services	South	17,588	181,889	0.18%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,525	92,765	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	40,560	413,825	0.40%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	24,603	260,867	0.25%	CPI	Nov-2010	Nov-2030

Pharmaco International, Inc. Total						173,436	1,773,588	1.72%

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,281,052	1.24%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	489,246	0.48%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	1,770,298	1.72%

Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	344,803	0.33%	Fixed	Dec-2009	Dec-2029
Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,422,080	1.38%	Fixed	Apr-2010	Apr-2030

Unisource Worldwide, Inc. Total						456,273	1,766,883	1.72%

Brodart Company	100%	Williamsport, PA	Industrial	Consumer Non-durable Goods	East	309,030	1,015,205	0.99%	CPI	Jun-2008	Jun-2028
Brodart Company	100%	Williamsport, PA	Industrial	Consumer Non-durable Goods	East	212,210	705,481	0.69%	CPI	Jun-2008	Jun-2028

Brodart Company Total						521,240	1,720,686	1.67%

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	260,160	1,192,284	1.16%	CPI	Mar-2010	Mar-2035
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	109,377	501,237	0.49%	CPI	Mar-2010	Mar-2035
Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	5,292	24,220	0.02%	CPI	Mar-2010	Mar-2035

Fiskars Brands, Inc. Total						374,829	1,717,741	1.67%

Amylin Pharmaceuticals/SICOR, Inc.	50%	San Diego, CA	Office	Healthcare, Education and Childcare	West	35,951	835,705	0.81%	CPI	Jul-2019	Jul-2029
Amylin Pharmaceuticals/SICOR, Inc.	50%	San Diego, CA	Industrial	Healthcare, Education and Childcare	West	36,205	835,705	0.81%	CPI	Jul-2019	Jul-2029

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Amylin Pharmaceuticals/SICOR, Inc. Total						72,156	1,671,410	1.62%

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	614,274	958,496	0.93%	CPI	Dec-2010	Dec-2015
Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	391,896	611,504	0.59%	CPI	Dec-2010	Dec-2015

Cleo, Inc. Total						1,006,170	1,570,000	1.53%

BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	636,472	0.62%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	255,968	0.25%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	208,675	0.20%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	141,515	0.14%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	123,435	0.12%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	43,420	0.04%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	121,233	0.12%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,530,718	1.49%

Sears Logistics Services, Inc.	100%	Jacksonville, FL	Warehouse/Distribution	Consumer Non-durable Goods	South	240,000	1,454,918	1.41%	None	Jun-2008	Jun-2008

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Stores	West	143,352	1,440,412	1.40%	CPI	Aug-2018	Aug-2018

Sprint Spectrum, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,424,561	1.38%	Fixed	May-2011	May-2021

AT&T Corporation	100%	Bridgeton, MO	Industrial	Telecommunications	Midwest	85,510	1,307,706	1.27%	Fixed	Sep-2011	Jun-2021

Radisson Hotels International, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	1,200,000	1.17%	Fixed	Jan-2012	Jan-2012

Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	221,263	0.21%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	972,818	0.94%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,194,081	1.16%

Omnicom Group, Inc.	100%	Venice, CA	Office	Business and Commercial Services	West	77,719	1,193,661	1.16%	Other	Sep-2010	Sep-2030

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170,000	1.14%	Fixed	Apr-2011	Apr-2011

OBI Group (a)	100%	Wroclaw, Poland	Retail	Retail Stores	Europe	113,570	1,125,459	1.09%	CPI	Dec-2025	Dec-2040

Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	294,216	0.29%	Fixed	Jun-2010	Jun-2013
Lockheed Martin Corporation	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	819,347	0.80%	Fixed	Jul-2013	Jul-2023

Lockheed Martin Corporation Total						118,754	1,113,563	1.08%

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	39,920	238,343	0.23%	Other	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	95,420	569,819	0.55%	Other	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	7,220	43,127	0.04%	Other	May-2012	May-2012
Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	40,285	240,527	0.23%	Other	May-2012	May-2012

Anthony’s Manufacturing Company, Inc. Total						182,845	1,091,816	1.06%

Werner Co.	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	409,600	797,040	0.77%	Fixed	Jul-2015	Jul-2021
Werner Co.	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	162,604	286,963	0.28%	Fixed	Jul-2015	Jul-2021

Werner Co. Total						572,204	1,084,003	1.05%

United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	5,856	63,245	0.06%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	38,150	412,020	0.40%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	2,044	22,075	0.02%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	91,800	572,832	0.56%	None	Sep-2010	Sep-2012

United Space Alliance LLC Total						137,850	1,070,172	1.04%

United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,000	366,539	0.36%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	75,000	317,385	0.31%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	350,913	0.34%	CPI	Mar-2010	Mar-2030

United Stationers Supply Company Total						197,098	1,034,837	1.01%

Cree Microwave, LLC	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	1,026,297	1.00%	CPI	Nov-2011	Nov-2026

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	978,153	0.95%	CPI	Dec-2010	Dec-2020

Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68,424	0.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823,165	0.80%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	38,582	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	17,529	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,766	947,700	0.92%

Hibbett Sporting Goods, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Stores	South	219,312	876,900	0.85%	CPI	Dec-2014	Dec-2029

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	872,507	0.85%	CPI	Jun-2017	Jun-2033

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	687,992	0.67%	CPI	Mar-2014	Mar-2030
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	132,805	0.13%	CPI	Mar-2014	Mar-2030

NVR, Inc. Total						179,741	820,797	0.80%

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	643,069	0.62%	Fixed	Feb-2018	Feb-2023

Western Union Financial Services, Inc.	100%	Bridgeton, MO	Office	Banking	Midwest	78,080	637,133	0.62%	Fixed	Nov-2016	Nov-2026

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Alcoa, Inc.	100%	Salisbury, NC	Warehouse/Distribution	Machinery	East	244,000	589,558	0.57%	Fixed	Jun-2010	Jun-2020

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Stores	Midwest	82,620	567,745	0.55%	None	Jan-2010	Jan-2020

Vertafore, Inc.	100%	College Station, TX	Office	Telecommunications	South	52,552	548,741	0.53%	Fixed	Dec-2009	Dec-2015

Childtime Childcare, Inc.	34%	Chandler, AZ	Other Properties	Healthcare, Education and Childcare	West	2,026	35,254	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other Properties	Healthcare, Education and Childcare	West	2,165	36,751	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Alhambra, CA	Other Properties	Healthcare, Education and Childcare	West	2,262	53,011	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other Properties	Healthcare, Education and Childcare	West	2,166	46,300	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other Properties	Healthcare, Education and Childcare	West	2,848	45,526	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other Properties	Healthcare, Education and Childcare	West	2,264	52,598	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other Properties	Healthcare, Education and Childcare	Midwest	2,472	26,376	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other Properties	Healthcare, Education and Childcare	Midwest	2,787	34,583	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other Properties	Healthcare, Education and Childcare	Midwest	2,311	47,797	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other Properties	Healthcare, Education and Childcare	South	2,438	45,991	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other Properties	Healthcare, Education and Childcare	South	2,438	45,991	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Lewisville, TX	Other Properties	Healthcare, Education and Childcare	South	2,440	45,991	0.04%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	516,169	0.50%

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	444,000	0.43%	Fixed	Apr-2012	Apr-2017

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	443,370	0.43%	Fixed	May-2013	May-2013

Affiliated Foods Southwest, Inc.	100%	Hope, AR	Retail	Grocery	South	35,784	75,144	0.07%	CPI	Mar-2012	Mar-2037
Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	21,932	34,745	0.03%	CPI	Mar-2012	Mar-2022
Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	64,358	295,611	0.29%	Fixed	Jan-2009	Jan-2024

Affiliated Foods Southwest, Inc. Total						122,074	405,500	0.39%

The Retail Distribution Group, Inc.	40%	Grand Rapids, MI	Warehouse/Distribution	Beverages, Food, and Tobacco	Midwest	71,784	394,531	0.38%	Fixed	Aug-2009	Aug-2013

Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Stores	West	89,760	180,000	0.17%	None	May-2011	May-2026
Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Stores	Midwest	103,018	210,000	0.20%	None	Mar-2011	Mar-2026

Kmart Corporation Total						192,778	390,000	0.38%

Faurecia Exhaust Systems	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387,415	0.38%	CPI	Nov-2022	Nov-2022

Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	8,580	76,362	0.07%	Fixed	Dec-2011	Dec-2014
Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	34,300	304,584	0.30%	Fixed	Dec-2011	Dec-2014

Petrocon Engineering, Inc. Total						42,880	380,946	0.37%

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	345,000	0.34%	Fixed	Apr-2012	Apr-2018

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	308,940	0.30%	Fixed	Jul-2016	Jul-2026

The Roof Center, Inc.	100%	Manassas, VA	Industrial	Construction and Building	East	60,446	289,391	0.28%	Fixed	Jul-2009	Jul-2009

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	2,900	178,358	0.17%	Fixed	Feb-2012	Feb-2017
Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	1,560	95,946	0.09%	Fixed	Feb-2012	Feb-2017

Qwest Communications, Inc. Total						4,460	274,304	0.27%

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	268,890	0.26%	CPI	Apr-2011	Apr-2026

Honeywell International, Inc.	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	32,320	228,828	0.22%	None	Sep-2010	Sep-2010
Honeywell International, Inc.	100%	Houston, TX	Land	Aerospace and Defense	South	1	36,000	0.03%	None	Sep-2010	Sep-2010

Honeywell International, Inc. Total						32,321	264,828	0.26%

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	254,538	0.25%	CPI	Jul-2013	Dec-2022

Bell Atlantic Corporation	100%	Milton, VT	Industrial	Telecommunications	East	30,624	221,438	0.22%	Fixed	Feb-2013	Feb-2013

Ace Hardware	100%	Houston, TX	Retail	Retail Stores	South	23,569	212,121	0.21%	Fixed	Mar-2016	Mar-2026

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	176,143	0.17%	Fixed	May-2011	May-2021

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation - Personal	South	25,125	157,200	0.15%	Fixed	Jul-2008	Jul-2008

Winn-Dixie Stores, Inc.	100%	Brewton, AL	Retail	Grocery	South	30,625	134,500	0.13%	None	Oct-2010	Oct-2030

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	3,330	30,768	0.03%	Fixed	Oct-2010	Oct-2020
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	74,760	0.07%	None	Oct-2010	Oct-2020

Golder Associates Inc. Total						11,396	105,528	0.10%

Custom Training Group, Inc.	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	7,248	58,200	0.06%	Fixed	Dec-2008	Dec-2011
Custom Training Group, Inc.	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	4,456	41,172	0.04%	None	Dec-2008	Dec-2008

Custom Training Group, Inc. Total						11,704	99,372	0.10%

The Boeing Company	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	10,960	76,320	0.07%	Fixed	Jan-2009	Jan-2013

Bike Barn Holding Company, Inc.	100%	Houston, TX	Retail	Retail Stores	South	6,216	71,280	0.07%	Fixed	Aug-2010	Aug-2015

								Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Square Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	70,014	0.07%	None	Oct-2009	Oct-2019

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	65,796	0.06%	Fixed	Jul-2010	Jul-2025

Olmsted Kirk Paper Company	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	46,656	0.05%	Fixed	Dec-2012	Dec-2012

Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation - Cargo	East	13,284	37,200	0.04%	Fixed	Sep-2008	Sep-2012

Mile High Sunrooms, LLC	100%	Broomfield, CO	Office	Chemicals, Plastics, Rubber, and Glass	West	4,162	32,256	0.03%	Fixed	Apr-2009	Apr-2009

Cardinal Communications, Inc.	100%	Broomfield, CO	Office	Construction and Building	West	9,401	28,203	0.03%	None	MTM	Oct-2008

G.T. of the Front Range	100%	Broomfield, CO	Office	Retail Stores	West	5,488	20,992	0.02%	Fixed	Jun-2011	Jun-2011

Marathon System Service	100%	Broomfield, CO	Office	Electronics	West	2,283	14,680	0.01%	None	Nov-2007	Nov-2007

Sundew Technologies (c)	100%	Broomfield, CO	Office	Business and Commercial Services	West	3,745	12,805	0.01%	None	MTM	MTM

Appointment Quest	100%	Broomfield, CO	Office	Telecommunications	West	1,670	12,508	0.01%	Fixed	May-2009	May-2009

RedCloud Telecom Products, Inc. (c)	100%	Broomfield, CO	Office	Telecommunications	West	2,093	12,000	0.01%	Fixed	MTM	MTM

Aardvark Computer Services	100%	Broomfield, CO	Office	Electronics	West	3,069	11,171	0.01%	None	Apr-2008	N/A

Rhino Linings	100%	Broomfield, CO	Office	Retail Stores	West	2,532	10,255	0.01%	Fixed	Jun-2008	Jun-2008

Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	9,000	0.01%	None	Oct-2008	Oct-2008

Fine Art Mannequins, LLC (c)	100%	Broomfield, CO	Office	Business and Commercial Services	West	2,209	8,836	0.01%	Other	MTM	Apr-2009

Pacific Mobile Diagnostics, Inc. (c)	100%	Broomfield, CO	Office	Healthcare, Education and Childcare	West	2,093	8,483	0.01%	Fixed	MTM	MTM

AT&T Wireless Services (c)	100%	Broomfield, CO	Office	Telecommunications	West	730	8,208	0.01%	Fixed	MTM	MTM

EarthRoamer.com (c)	100%	Broomfield, CO	Office	Automobile	West	7,500	7,500	0.01%	None	MTM	MTM

Kempo First Foundation	100%	Broomfield, CO	Office	Healthcare, Education and Childcare	West	1,250	7,188	0.01%	Fixed	Sep-2010	Sep-2011

Danseetoile Ballet	100%	Broomfield, CO	Office	Healthcare, Education and Childcare	West	1,510	6,040	0.01%	Fixed	Sep-2009	Sep-2009

Photo Center (c)	100%	Hot Springs, AR	Retail	Machinery	South	340	4,800	0.00%	None	MTM	MTM

Byron Jacquot (c)	100%	Broomfield, CO	Office	Leisure, Amusement, Entertainment	West	1,105	3,978	0.00%	None	MTM	MTM

Tempered Air Services, Inc. (c)	100%	Broomfield, CO	Office	Construction and Building	West	1,200	1,200	0.00%	None	MTM	MTM

Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	—	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	36,967	—	—	N/A	N/A	N/A
Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	3,949	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	5,517	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	6,357	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	2,670	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	1,650	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	4,341	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	22,477	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	3,450	—	—	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	5,953	—	—	N/A	N/A	N/A
Vacant	100%	Chattanooga, TN	Industrial	N/A	South	242,317	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	7,306	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	5,632	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	7,860	—	—	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	5,742	—	—	N/A	N/A	N/A
Vacant	100%	Montgomery, AL	Retail	N/A	South	32,690	—	—	N/A	N/A	N/A
Vacant	100%	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	43,000	—	—	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Office	N/A	East	10,681	—	—	N/A	N/A	N/A
Vacant	100%	San Leandro, CA	Land	N/A	West	1	—	—	N/A	N/A	N/A
Vacant	100%	Webster, TX	Industrial	N/A	South	23,214	—	—	N/A	N/A	N/A
Vacant	100%	West Mifflin, PA	Retail	N/A	East	121,053	—	—	N/A	N/A	N/A

Vacant Total						642,478	—	—

Grand Total (d)						17,437,146	$102,945,098	100%

(a)	Rents reflect a conversion rate of 1.5800 USD/EUR as of March 31, 2008.

(b)	INSEE construction index, an index published quarterly by the French Government.

(c)	Tenant is occupying property on a month-to-month (MTM) basis.

(d)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of March 31, 2008.